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                                                                   EXHIBIT 10.19


                                   EXHIBIT H
                                   ---------

                            FORM OF GENERAL RELEASE
                            -----------------------

[TO BE EXECUTED BY THE STOCKHOLDERS, DIRECTORS AND OFFICERS OF ROGERS-AMERICAN AND EACH SUBSIDIARY OF ROGERS-AMERICAN]

     This Release is delivered by _________________________ (the "Releasing Party") pursuant to Section 8.2(k) of the Stock Purchase Agreement dated as of ____________, 1998 by and among Monroe, Inc., a Delaware corporation ("Monroe"), Rogers-American Company, Inc., a North Carolina corporation (the "Company"), and the Stockholders named therein (the "Purchase Agreement"). Capitalized terms used herein and not otherwise defined shall have the meanings provided in the Purchase Agreement.

     1.   Release.  For good and valuable consideration, the receipt and
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sufficiency of which are hereby irrevocably acknowledged by the Releasing Party, the Releasing Party hereby releases and forever discharges (i) Monroe and the Company, (ii) each present and former stockholder, director, officer, employee and agent of Monroe and the Company and (iii) each subsidiary, affiliate, successor and assign of the persons named in clauses (i) and (ii) above (each, a "Released Party" and collectively, the "Released Parties") of and from any and all commitments, indebtedness, suits, demands, obligations and liabilities, whether asserted, unasserted, absolute, contingent, known or unknown, or otherwise, of every kind and nature, including claims and causes of action both in law and in equity, which such Releasing Party and/or such Releasing Party's heirs, executors, administrators, beneficiaries, affiliates, successors or assigns ever had, now has or, to the extent arising from or in connection with any act, omission or state of facts taken or existing on or prior to the Closing Date, may have after the Closing Date, against any Released Party[, INCLUDING, WITHOUT LIMITATION, ALL CLAIMS RELATED TO THE RELEASING PARTY'S EMPLOYMENT BY
THE COMPANY, THE COMPENSATION PROVIDED TO THE RELEASING PARTY BY THE COMPANY,
AND THE RELEASING PARTY'S ACTIVITIES ON BEHALF OF THE COMPANY (INCLUDING,
WITHOUT LIMITATION, ANY CLAIMS OF UNLAWFUL DISCRIMINATION UNDER THE COMMON LAW
OR ANY STATUTE)], other than claims or causes of action arising under or pursuant to the Purchase Agreement or the Registration Rights Agreement or the Employment Agreement to which the Releasing Party and any Released Party are parties. The provisions of this Release shall inure to the benefit of the Released Parties.

     The Releasing Party hereby represents to the Released Parties that (a) the Releasing Party has not assigned any claim or possible claim against any Released Party, (b) the Releasing Party fully intends to release, and by executing this Release it is releasing, all claims against the Released Parties including without limitation unknown and contingent claims (other than those specifically reserved above), and (c) such Releasing Party has had the opportunity to consult with counsel with respect to the execution and delivery of this Release and the consequences hereof.

     [IN SIGNING THIS RELEASE, THE RELEASING PARTY HEREBY ACKNOWLEDGES THAT SUCH RELEASING PARTY HAS BEEN GIVEN THE OPPORTUNITY, IF SO DESIRED, TO CONSIDER THIS RELEASE FOR TWENTY-ONE (21) DAYS BEFORE EXECUTING IT. IF THIS RELEASE IS NOT SIGNED BY THE RELEASING

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PARTY AND RETURNED TO MONROE SO THAT IT IS RECEIVED WITHIN TWENTY-ONE (21) DAYS
OF THE RELEASING PARTY'S RECEIPT OF THE RELEASE, THE RELEASE WILL NOT BE VALID. IN THE EVENT THAT THE RELEASING PARTY EXECUTES AND RETURNS THIS RELEASE WITHIN TWENTY-ONE (21) DAYS OF THE DATE OF ITS DELIVERY TO THE RELEASING PARTY, THE RELEASING PARTY WILL THEREBY ACKNOWLEDGE THAT SUCH DECISION WAS ENTIRELY VOLUNTARY AND THAT THE RELEASING PARTY HAD THE OPPORTUNITY TO CONSIDER THIS RELEASE FOR THE ENTIRE TWENTY-ONE (21) DAY PERIOD. MONROE ACKNOWLEDGES THAT FOR A PERIOD OF SEVEN (7) DAYS FROM THE DATE OF THE EXECUTION OF THIS RELEASE, THE RELEASING PARTY SHALL RETAIN THE RIGHT TO REVOKE THE RELEASE BY WRITTEN NOTICE THAT MONROE RECEIVES BEFORE THE END OF SUCH PERIOD, AND THAT THIS RELEASE SHALL NOT BECOME EFFECTIVE OR ENFORCEABLE UNTIL THE EXPIRATION OF SUCH REVOCATION PERIOD.]

     2.   Governing Law.  This Release shall be construed in accordance with and
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governed by the laws of the State of North Carolina applicable to agreements made and to be performed wholly within such jurisdiction.

     3.  Severability.  If any portion of this Release is declared by a court
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of competent jurisdiction to be invalid or unenforceable after all appeals have either been exhausted or the time for any appeals to be taken has expired, the remainder of the terms, provisions, covenants and restrictions of this Release shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

     EXECUTED as of the ____ day of __________, 1998.



                              ______________________________
                              [NAME OF THE RELEASING PARTY]


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